EXHIBIT (4)

         NUMBER                                             SHARES
         [Box]                                              [Box]


                                    ROYCE SPECIAL EQUITY FUND
                  A SERIES OF THE ROYCE FUND, A DELAWARE BUSINESS TRUST


THIS CERTIFIES that                                      is the owner of


                                       *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                    CUSIP

fully paid and non-assessable shares of beneficial interest - $.001 par value of Royce Special Equity Fund transferable on the books of the Trust by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.

           COUNTERSIGNED: NATIONAL FINANCIAL DATA SERVICES
           SERVICING AGENT FOR STATE STREET BANK AND TRUST COMPANY P.O. BOX 419733, KANSAS CITY, MO 64141-8012

           BY
                              VOID

                                                     AUTHORIZED OFFICER


                                                [Seal -
                                            THE ROYCE FUND
                                     STATE OF DELAWARE
                                                         TRUST SEAL 1996]
                                                                     Dated
                                /s/ John E. Denneen          Charles M. Royce
                                    SECRETARY                   PRESIDENT

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to appplicable laws or regulations:


TEN COM - as tenants in common
TEN ENT -  as tenants in the entireties
JT TEN  -    as joint tenants with right of
              survivorship and not as tenants
              in common

UNIF GIFT MIN ACT - ________ Custodian ________
                            (Cust)                  (Minor)
                           under Uniform Gifts to Minors
                            Act ____________________
                                        (State)

               Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
             [Box]

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]






		      Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney to transfer the said shares of benficial interest on the books of the within-named Association with full power of substitution in the premises.



Dated,



Owner
NOTICE: THE SIGNATURE
        TO THIS ASSIGNMENT MUST
        CORRESPOND WITH THE
        NAME AS WRITTEN UPON
        THE FACE OF THE CERTIFI-
        CATE IN EVERY PARTICULAR,
        WITHOUT ALTERATION
        OR ENLARGEMENT OR
        ANY CHANGE WHATEVER.
        THE SIGNATURE(S) MUST
        BE GUARANTEED BY A COM-
        MERCIAL BANK OR TRUST
	COMPANY LOCATED OR
        HAVING A CORRESPON-
        DENT IN NEW YORK CITY,
        OR BY A MEMBER FIRM OF
        THE NEW YORK, AMERICAN,
        MIDWEST OR PACIFIC COAST
        STOCK EXCHANGES, WHOSE
        SIGNATURE(S) IS KNOWN
        TO THE TRANSFER AGENT
        OF THE COMPANY.
                                       Signature of Co-Owner, if any

IMPORTANT  {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
{  WITH NOTICE PRINTED ABOVE


Signature(s) guaranteed by: